EXHIBIT 10.16.1

                               HOWELL CORPORATION
                           RESTRICTED STOCK AGREEMENT


      This Restricted Stock Agreement ("Agreement"), entered into on the 24th day of January 2002 (the "Effective Date"), which is the date on which the Grant described below was approved by the Stock Option Committee of the Board of Directors of HOWELL CORPORATION, is between HOWELL CORPORATION, a Delaware corporation (the "Company"), and Donald W. Clayton (the "Employee").

      WHEREAS, the Company and Employee agree as follows:

      1. Award of Common Stock. The Company hereby grants (the "Grant") to Employee Twenty-Five Thousand (25,000) shares (the "Shares") of common stock, $1.00 par value, of the Company ("Common Stock") which shall be subject to the restrictions on transferability set forth in paragraph 2(d) herein (the "Restrictions") and to the other provisions of this Agreement. The Shares may be increased as set forth in paragraph 4 below (such increases to be included in the term "Shares"), and all such Shares shall be issued to the Employee in accordance with paragraph 2(b) below.

      2.   Restricted Period.
           -----------------

           (a) For a period of four (4) years commencing on the Effective Date (the "Restricted Period"), the Shares shall be subject to the Restrictions and any other restrictions as set forth herein. The Restrictions shall expire as to all of the Shares on January 24, 2006, the fourth anniversary of the Effective Date. The Shares which are subject to the Restrictions shall hereinafter be referred to as "Restricted Shares." The Shares which are no longer subject to the Restrictions as set forth in this paragraph (a) and in paragraphs (f) or (g) below shall hereinafter be referred to as "Transferable Shares."

           (b) Prior to the first to occur of (i) a Change of Control (as defined in paragraph (g) below), (ii) a date which is within ten (10) days of the Employee's death or disability (as provided in paragraph (f) below) or (iii) the last day of the Restricted Period, the Company shall issue or transfer to Employee (or cause to be issued or transferred to Employee), in the manner hereinafter provided, the Shares. The issuance or transfer may be out of authorized but unissued shares of Common Stock, or out of treasury shares of Common Stock, or from an Affiliate (as defined in paragraph 6) of the Company. Each certificate representing Restricted Shares shall be registered in Employee's name and shall be either deposited with the Secretary of the Company or its designee in an escrow account or held by the Secretary of the Company, at the election of the Company, together with stock powers or other instruments of transfer appropriately endorsed in blank by Employee (Employee hereby agreeing to execute such stock powers or other instruments of transfer as requested by the Company). Such certificate or certificates shall remain in such escrow account or with the Secretary of the Company until the earlier to occur of (i) the termination of the Restricted Period or (ii) the expiration of the Restrictions as set forth in paragraphs (f) or (g) below. Certificates representing the Restricted Shares shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE RESTRICTED STOCK AGREEMENT, DATED JANUARY 24, 2002 BETWEEN HOWELL CORPORATION ("COMPANY") AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE FORM OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE REGISTERED HOLDER OF SUCH CERTIFICATE UPON WRITTEN REQUEST.

The Company may place appropriate stop transfer instructions with respect to the Restricted Shares with the transfer agent for the Common Stock. Upon Restricted Shares becoming Transferable Shares, the Company shall deliver, in exchange for the legended certificates, a certificate or certificates for such Shares to the Employee free of the legend set forth above.

           (c) Subject to the terms of this Agreement, upon the Company's issuance or delivery of certificates representing the Shares pursuant to paragraph (b) above, the Employee shall, during the Restricted Period, have all of the rights of a stockholder with respect to the Shares including, but not limited to, the right to receive dividends, if any, as may be declared on such Restricted Shares from time to time, and the right to vote (in person or by proxy) such Restricted Shares at any meeting of shareholders of the Company.

           (d) The Restricted Shares, the right to receive certificates representing the Restricted Shares and the right to vote the Restricted Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered and no such purported sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of Employee or any agent of Employee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company or any agent or any custodian holding certificates for the Restricted Shares during the Restricted Period, unless the Restrictions have then expired pursuant to the provisions of paragraphs (f) or
(g) below. This provision shall not prohibit Employee from granting revocable proxies in customary form to vote the Shares.

           (e) If the status of employment (hereinafter referred to as "employment") of Employee with the Company or its Affiliates (as defined in
Section 6 herein) shall terminate, prior to the expiration of the Restricted Period as set forth in paragraphs (a), (f) or (g) of this Section then, in that event, the right to have the Restricted Shares delivered pursuant to paragraph
(b) above and any Restricted Shares outstanding shall, upon such termination of employment, be forfeited by Employee to the Company, without the payment of any consideration or further consideration by the Company, and neither Employee nor any successors, heirs, assigns, or legal representatives of Employee shall thereafter have any further rights or interest in the Restricted Shares or certificates therefor, and Employee's name shall thereupon be deleted from the list of the Company's stockholders with respect to the Restricted Shares.

           (f) If the employment of Employee with the Company or its Affiliates shall terminate by reason of death or disability, any Restrictions on the Restricted Shares shall be deemed to have expired as to the Restricted Shares as of the date of any such occurrence, and the Restricted Shares shall thereafter be Transferable Shares. For purposes of this Agreement, "disability" means the inability of Employee to perform the essential requirements of his or her job with or without reasonable accommodation.

           (g) Upon the occurrence of a Change of Control (as defined herein), any Restrictions on the Restricted Shares set forth in this Agreement shall be deemed to have expired, and the Restricted Shares shall thereafter be Transferable Shares. A "Change of Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to Item 1 of Form 8-K (or any successor item of Form 8-K or any similar item of any other report required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("1934 Act")); (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

           (h) If the employment of Employee with the Company shall terminate prior to the expiration of the Restricted Period, and there exists a dispute between Employee and the Company as to the satisfaction of the conditions to the release of the Shares from the Restrictions hereunder or the terms and conditions of the Grant, the Shares shall remain subject to the Restrictions until the resolution of such dispute, regardless of any intervening expiration of the Restricted Period, except that any dividends that may be payable to the holders of record of Common Stock as of a date during the period from termination of Employee's employment to the resolution of such dispute shall:

                (1) to the extent to which such dividends would have been payable to Employee on the Shares, be held by the Company as part of its general funds, and shall be paid to or for the account of Employee only upon, and in the event of, a resolution of such dispute in a manner favorable to Employee, and

                (2) be canceled upon, and in the event of, a resolution of such dispute in a manner unfavorable to Employee.

      3. Taxes. To the extent that the receipt of the Restricted Shares, Transferable Shares, or the lapse of any Restrictions results in income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or, if the Company so determines, shares of unrestricted Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and if Employee fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reasons of such resulting compensation income. Employee agrees to notify the Company promptly of any tax election made by Employee with respect to the Shares.

      4.   Changes in Capital Structure.  If at any time:
           ----------------------------

           (a) after the Effective Date and prior to the date on which the Company issues or delivers to Employee certificates representing the Shares as set forth in paragraph 2(b), the Company shall :

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock which would have been issued to Employee as a dividend with respect to the Shares if certificates representing the Shares had been issued or delivered to Employee on the Effective Date, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, an amount of cash or such other property equal to the amount of cash or other property which would have been paid or delivered to Employee if certificates representing the Shares had been issued or delivered to Employee on the Effective Date shall be paid or delivered to Employee as compensation income contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, as if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities which Employee would have received in such transaction if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities which would have been issuable in respect of the Shares in such transaction if the Shares had been issued or delivered on the Effective Date shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares.

      (b)  after  the   issuance  or   delivery   of   certificates
representing the Shares the Company shall:

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock issued to Employee as a dividend with respect to the Shares, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, the amount of cash or other property constituting the amount of the dividend with respect to the Shares shall be paid or delivered to Employee contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation shall be issued or delivered to Employee, and shall be subject to the Restrictions to the same extent as the Shares.

      5.   Compliance With Securities Laws.
           -------------------------------

           (a) Employee represents and warrants to the Company that Employee is acquiring the Shares for his own account, for investment, and without a view to any sale or distribution thereof in violation of any federal or state securities laws. Employee understands that the grant of the Shares to Employee has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and, accordingly, that in addition to the other restrictions placed on the Shares by this Agreement, the Shares may not be offered, sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered in absence of either (a) an effective registration statement under the Securities Act of 1933, as amended, and applicable state securities laws or (b) an opinion of counsel satisfactory to the Company that such registration is not required.

           (b) Employee agrees that, if required by the Company, the certificates representing the Shares (whether the Shares are Restricted Shares or Transferable Shares) shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF EITHER (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (2) AN OPINION OF COUNSEL SATISFACTORY TO HOWELL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) Upon the execution of this Agreement and receipt of any certificates for the Shares pursuant to this Agreement, Employee (or Employee's legal representative upon Employee's death or disability) will enter into such additional written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

      6. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as he remains as an employee of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Company, with the advice of the employing corporation (if an Affiliate of the Company), and the Company's determination shall be final. For purposes of this Agreement, "Affiliates" shall mean any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

      7. Binding Effect. The terms and conditions hereof shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of Employee, including, without limitation, Employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of Employee. This Agreement shall be binding upon and inure to the benefit of any successors to the Company.

      8. Notice. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows (or to such other address as a party may specify by notice pursuant to this provision):

           (a)  To the Company:
                HOWELL CORPORATION
                Attention: Secretary
                1111 Fannin, Suite 1500
                Houston, Texas 77002

           (b)  To the Employee:
                Donald W. Clayton
                HOWELL CORPORATION
                1111 Fannin, Suite 1500
                Houston, TX  77002

      9. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration in Houston, Texas by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this paragraph shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

      10. Entire Agreement and Amendments. This Agreement contains the entire agreement of the parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter hereof. This Agreement may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      11. Separability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

      12.  Governing     Law.     The     execution,      validity,
           -----------------
interpretation, and performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware except to the extent pre-empted by federal law.


      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by one of its officers thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                               HOWELL CORPORATION

                               By:  /s/ ROBERT T. MOFFETT
                                  ---------------------------------
                                    Corporate Secretary


                                    EMPLOYEE


                               Name:/s/ DONALD W. CLAYTON
                                    ------------------------------------
                                    Donald W. Clayton

                                                                 EXHIBIT 10.16.2

                               HOWELL CORPORATION
                           RESTRICTED STOCK AGREEMENT


      This Restricted Stock Agreement ("Agreement"), entered into on the 24th day of January 2002 (the "Effective Date"), which is the date on which the Grant described below was approved by the Stock Option Committee of the Board of Directors of HOWELL CORPORATION, is between HOWELL CORPORATION, a Delaware corporation (the "Company"), and Richard K. Hebert (the "Employee").

      WHEREAS, the Company and Employee agree as follows:

      1. Award of Common Stock. The Company hereby grants (the "Grant") to Employee Twenty-Five Thousand (25,000) shares (the "Shares") of common stock, $1.00 par value, of the Company ("Common Stock") which shall be subject to the restrictions on transferability set forth in paragraph 2(d) herein (the "Restrictions") and to the other provisions of this Agreement. The Shares may be increased as set forth in paragraph 4 below (such increases to be included in the term "Shares"), and all such Shares shall be issued to the Employee in accordance with paragraph 2(b) below.

      2.   Restricted Period.
           -----------------

           (a) For a period of four (4) years commencing on the Effective Date (the "Restricted Period"), the Shares shall be subject to the Restrictions and any other restrictions as set forth herein. The Restrictions shall expire as to all of the Shares on January 24, 2006, the fourth anniversary of the Effective Date. The Shares which are subject to the Restrictions shall hereinafter be referred to as "Restricted Shares." The Shares which are no longer subject to the Restrictions as set forth in this paragraph (a) and in paragraphs (f) or (g) below shall hereinafter be referred to as "Transferable Shares."

           (b) Prior to the first to occur of (i) a Change of Control (as defined in paragraph (g) below), (ii) a date which is within ten (10) days of the Employee's death or disability (as provided in paragraph (f) below) or (iii) the last day of the Restricted Period, the Company shall issue or transfer to Employee (or cause to be issued or transferred to Employee), in the manner hereinafter provided, the Shares. The issuance or transfer may be out of authorized but unissued shares of Common Stock, or out of treasury shares of Common Stock, or from an Affiliate (as defined in paragraph 6) of the Company. Each certificate representing Restricted Shares shall be registered in Employee's name and shall be either deposited with the Secretary of the Company or its designee in an escrow account or held by the Secretary of the Company, at the election of the Company, together with stock powers or other instruments of transfer appropriately endorsed in blank by Employee (Employee hereby agreeing to execute such stock powers or other instruments of transfer as requested by the Company). Such certificate or certificates shall remain in such escrow account or with the Secretary of the Company until the earlier to occur of (i) the termination of the Restricted Period or (ii) the expiration of the Restrictions as set forth in paragraphs (f) or (g) below. Certificates representing the Restricted Shares shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE RESTRICTED STOCK AGREEMENT, DATED JANUARY 24, 2002 BETWEEN HOWELL CORPORATION ("COMPANY") AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE FORM OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE REGISTERED HOLDER OF SUCH CERTIFICATE UPON WRITTEN REQUEST.

The Company may place appropriate stop transfer instructions with respect to the Restricted Shares with the transfer agent for the Common Stock. Upon Restricted Shares becoming Transferable Shares, the Company shall deliver, in exchange for the legended certificates, a certificate or certificates for such Shares to the Employee free of the legend set forth above.

           (c) Subject to the terms of this Agreement, upon the Company's issuance or delivery of certificates representing the Shares pursuant to paragraph (b) above, the Employee shall, during the Restricted Period, have all of the rights of a stockholder with respect to the Shares including, but not limited to, the right to receive dividends, if any, as may be declared on such Restricted Shares from time to time, and the right to vote (in person or by proxy) such Restricted Shares at any meeting of shareholders of the Company.

           (d) The Restricted Shares, the right to receive certificates representing the Restricted Shares and the right to vote the Restricted Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered and no such purported sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of Employee or any agent of Employee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company or any agent or any custodian holding certificates for the Restricted Shares during the Restricted Period, unless the Restrictions have then expired pursuant to the provisions of paragraphs (f) or
(g) below. This provision shall not prohibit Employee from granting revocable proxies in customary form to vote the Shares.

           (e) If the status of employment (hereinafter referred to as "employment") of Employee with the Company or its Affiliates (as defined in
Section 6 herein) shall terminate, prior to the expiration of the Restricted Period as set forth in paragraphs (a), (f) or (g) of this Section then, in that event, the right to have the Restricted Shares delivered pursuant to paragraph
(b) above and any Restricted Shares outstanding shall, upon such termination of employment, be forfeited by Employee to the Company, without the payment of any consideration or further consideration by the Company, and neither Employee nor any successors, heirs, assigns, or legal representatives of Employee shall thereafter have any further rights or interest in the Restricted Shares or certificates therefor, and Employee's name shall thereupon be deleted from the list of the Company's stockholders with respect to the Restricted Shares.

           (f) If the employment of Employee with the Company or its Affiliates shall terminate by reason of death or disability, any Restrictions on the Restricted Shares shall be deemed to have expired as to the Restricted Shares as of the date of any such occurrence, and the Restricted Shares shall thereafter be Transferable Shares. For purposes of this Agreement, "disability" means the inability of Employee to perform the essential requirements of his or her job with or without reasonable accommodation.

           (g) Upon the occurrence of a Change of Control (as defined herein), any Restrictions on the Restricted Shares set forth in this Agreement shall be deemed to have expired, and the Restricted Shares shall thereafter be Transferable Shares. A "Change of Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to Item 1 of Form 8-K (or any successor item of Form 8-K or any similar item of any other report required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("1934 Act")); (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

           (h) If the employment of Employee with the Company shall terminate prior to the expiration of the Restricted Period, and there exists a dispute between Employee and the Company as to the satisfaction of the conditions to the release of the Shares from the Restrictions hereunder or the terms and conditions of the Grant, the Shares shall remain subject to the Restrictions until the resolution of such dispute, regardless of any intervening expiration of the Restricted Period, except that any dividends that may be payable to the holders of record of Common Stock as of a date during the period from termination of Employee's employment to the resolution of such dispute shall:

                (1) to the extent to which such dividends would have been payable to Employee on the Shares, be held by the Company as part of its general funds, and shall be paid to or for the account of Employee only upon, and in the event of, a resolution of such dispute in a manner favorable to Employee, and

                (2) be canceled upon, and in the event of, a resolution of such dispute in a manner unfavorable to Employee.

      3. Taxes. To the extent that the receipt of the Restricted Shares, Transferable Shares, or the lapse of any Restrictions results in income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or, if the Company so determines, shares of unrestricted Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and if Employee fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reasons of such resulting compensation income. Employee agrees to notify the Company promptly of any tax election made by Employee with respect to the Shares.

      4.   Changes in Capital Structure.  If at any time:
           ----------------------------

           (a) after the Effective Date and prior to the date on which the Company issues or delivers to Employee certificates representing the Shares as set forth in paragraph 2(b), the Company shall :

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock which would have been issued to Employee as a dividend with respect to the Shares if certificates representing the Shares had been issued or delivered to Employee on the Effective Date, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, an amount of cash or such other property equal to the amount of cash or other property which would have been paid or delivered to Employee if certificates representing the Shares had been issued or delivered to Employee on the Effective Date shall be paid or delivered to Employee as compensation income contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, as if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities which Employee would have received in such transaction if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities which would have been issuable in respect of the Shares in such transaction if the Shares had been issued or delivered on the Effective Date shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares.

      (b)  after  the   issuance  or   delivery   of   certificates
representing the Shares the Company shall:

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock issued to Employee as a dividend with respect to the Shares, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, the amount of cash or other property constituting the amount of the dividend with respect to the Shares shall be paid or delivered to Employee contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation shall be issued or delivered to Employee, and shall be subject to the Restrictions to the same extent as the Shares.

      5.   Compliance With Securities Laws.
           -------------------------------

           (a) Employee represents and warrants to the Company that Employee is acquiring the Shares for his own account, for investment, and without a view to any sale or distribution thereof in violation of any federal or state securities laws. Employee understands that the grant of the Shares to Employee has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and, accordingly, that in addition to the other restrictions placed on the Shares by this Agreement, the Shares may not be offered, sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered in absence of either (a) an effective registration statement under the Securities Act of 1933, as amended, and applicable state securities laws or (b) an opinion of counsel satisfactory to the Company that such registration is not required.

           (b) Employee agrees that, if required by the Company, the certificates representing the Shares (whether the Shares are Restricted Shares or Transferable Shares) shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF EITHER (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (2) AN OPINION OF COUNSEL SATISFACTORY TO HOWELL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) Upon the execution of this Agreement and receipt of any certificates for the Shares pursuant to this Agreement, Employee (or Employee's legal representative upon Employee's death or disability) will enter into such additional written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

      6. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as he remains as an employee of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Company, with the advice of the employing corporation (if an Affiliate of the Company), and the Company's determination shall be final. For purposes of this Agreement, "Affiliates" shall mean any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

      7. Binding Effect. The terms and conditions hereof shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of Employee, including, without limitation, Employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of Employee. This Agreement shall be binding upon and inure to the benefit of any successors to the Company.

      8. Notice. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows (or to such other address as a party may specify by notice pursuant to this provision):

           (a)  To the Company:
                HOWELL CORPORATION
                Attention: Secretary
                1111 Fannin, Suite 1500
                Houston, Texas 77002

           (b)  To the Employee:
                Richard K. Hebert
                HOWELL CORPORATION
                1111 Fannin, Suite 1500
                Houston, TX  77002

      9. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration in Houston, Texas by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this paragraph shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

      10. Entire Agreement and Amendments. This Agreement contains the entire agreement of the parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter hereof. This Agreement may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      11. Separability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

      12.  Governing     Law.     The     execution,      validity,
           -----------------
interpretation, and performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware except to the extent pre-empted by federal law.


      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by one of its officers thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                               HOWELL CORPORATION

                               By:  /s/ ROBERT T. MOFFETT
                                  ---------------------------------
                                    Corporate Secretary


                                    EMPLOYEE


                               Name:/s/ RICHARD K. HEBERT
                                    ------------------------------------
                                    Richard K. Hebert

                                                                 EXHIBIT 10.16.3
                               HOWELL CORPORATION
                           RESTRICTED STOCK AGREEMENT


      This Restricted Stock Agreement ("Agreement"), entered into on the 24th day of January 2002 (the "Effective Date"), which is the date on which the Grant described below was approved by the Stock Option Committee of the Board of Directors of HOWELL CORPORATION, is between HOWELL CORPORATION, a Delaware corporation (the "Company"), and John E. Brewster, Jr. (the "Employee").

      WHEREAS, the Company and Employee agree as follows:

      1. Award of Common Stock. The Company hereby grants (the "Grant") to Employee Three Thousand (3,000) shares (the "Shares") of common stock, $1.00 par value, of the Company ("Common Stock") which shall be subject to the restrictions on transferability set forth in paragraph 2(d) herein (the "Restrictions") and to the other provisions of this Agreement. The Shares may be increased as set forth in paragraph 4 below (such increases to be included in the term "Shares"), and all such Shares shall be issued to the Employee in accordance with paragraph 2(b) below.

      2.   Restricted Period.
           -----------------

           (a) For a period of four (4) years commencing on the Effective Date (the "Restricted Period"), the Shares shall be subject to the Restrictions and any other restrictions as set forth herein. The Restrictions shall expire as to all of the Shares on January 24, 2006, the fourth anniversary of the Effective Date. The Shares which are subject to the Restrictions shall hereinafter be referred to as "Restricted Shares." The Shares which are no longer subject to the Restrictions as set forth in this paragraph (a) and in paragraphs (f) or (g) below shall hereinafter be referred to as "Transferable Shares."

           (b) Prior to the first to occur of (i) a Change of Control (as defined in paragraph (g) below), (ii) a date which is within ten (10) days of the Employee's death or disability (as provided in paragraph (f) below) or (iii) the last day of the Restricted Period, the Company shall issue or transfer to Employee (or cause to be issued or transferred to Employee), in the manner hereinafter provided, the Shares. The issuance or transfer may be out of authorized but unissued shares of Common Stock, or out of treasury shares of Common Stock, or from an Affiliate (as defined in paragraph 6) of the Company. Each certificate representing Restricted Shares shall be registered in Employee's name and shall be either deposited with the Secretary of the Company or its designee in an escrow account or held by the Secretary of the Company, at the election of the Company, together with stock powers or other instruments of transfer appropriately endorsed in blank by Employee (Employee hereby agreeing to execute such stock powers or other instruments of transfer as requested by the Company). Such certificate or certificates shall remain in such escrow account or with the Secretary of the Company until the earlier to occur of (i) the termination of the Restricted Period or (ii) the expiration of the Restrictions as set forth in paragraphs (f) or (g) below. Certificates representing the Restricted Shares shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE RESTRICTED STOCK AGREEMENT, DATED JANUARY 24, 2002 BETWEEN HOWELL CORPORATION ("COMPANY") AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE FORM OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE REGISTERED HOLDER OF SUCH CERTIFICATE UPON WRITTEN REQUEST.

The Company may place appropriate stop transfer instructions with respect to the Restricted Shares with the transfer agent for the Common Stock. Upon Restricted Shares becoming Transferable Shares, the Company shall deliver, in exchange for the legended certificates, a certificate or certificates for such Shares to the Employee free of the legend set forth above.

           (c) Subject to the terms of this Agreement, upon the Company's issuance or delivery of certificates representing the Shares pursuant to paragraph (b) above, the Employee shall, during the Restricted Period, have all of the rights of a stockholder with respect to the Shares including, but not limited to, the right to receive dividends, if any, as may be declared on such Restricted Shares from time to time, and the right to vote (in person or by proxy) such Restricted Shares at any meeting of shareholders of the Company.

           (d) The Restricted Shares, the right to receive certificates representing the Restricted Shares and the right to vote the Restricted Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered and no such purported sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of Employee or any agent of Employee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company or any agent or any custodian holding certificates for the Restricted Shares during the Restricted Period, unless the Restrictions have then expired pursuant to the provisions of paragraphs (f) or
(g) below. This provision shall not prohibit Employee from granting revocable proxies in customary form to vote the Shares.

           (e) If the status of employment (hereinafter referred to as "employment") of Employee with the Company or its Affiliates (as defined in
Section 6 herein) shall terminate, prior to the expiration of the Restricted Period as set forth in paragraphs (a), (f) or (g) of this Section then, in that event, the right to have the Restricted Shares delivered pursuant to paragraph
(b) above and any Restricted Shares outstanding shall, upon such termination of employment, be forfeited by Employee to the Company, without the payment of any consideration or further consideration by the Company, and neither Employee nor any successors, heirs, assigns, or legal representatives of Employee shall thereafter have any further rights or interest in the Restricted Shares or certificates therefor, and Employee's name shall thereupon be deleted from the list of the Company's stockholders with respect to the Restricted Shares.

           (f) If the employment of Employee with the Company or its Affiliates shall terminate by reason of death or disability, any Restrictions on the Restricted Shares shall be deemed to have expired as to the Restricted Shares as of the date of any such occurrence, and the Restricted Shares shall thereafter be Transferable Shares. For purposes of this Agreement, "disability" means the inability of Employee to perform the essential requirements of his or her job with or without reasonable accommodation.

           (g) Upon the occurrence of a Change of Control (as defined herein), any Restrictions on the Restricted Shares set forth in this Agreement shall be deemed to have expired, and the Restricted Shares shall thereafter be Transferable Shares. A "Change of Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to Item 1 of Form 8-K (or any successor item of Form 8-K or any similar item of any other report required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("1934 Act")); (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

           (h) If the employment of Employee with the Company shall terminate prior to the expiration of the Restricted Period, and there exists a dispute between Employee and the Company as to the satisfaction of the conditions to the release of the Shares from the Restrictions hereunder or the terms and conditions of the Grant, the Shares shall remain subject to the Restrictions until the resolution of such dispute, regardless of any intervening expiration of the Restricted Period, except that any dividends that may be payable to the holders of record of Common Stock as of a date during the period from termination of Employee's employment to the resolution of such dispute shall:

                (1) to the extent to which such dividends would have been payable to Employee on the Shares, be held by the Company as part of its general funds, and shall be paid to or for the account of Employee only upon, and in the event of, a resolution of such dispute in a manner favorable to Employee, and

                (2) be canceled upon, and in the event of, a resolution of such dispute in a manner unfavorable to Employee.

      3. Taxes. To the extent that the receipt of the Restricted Shares, Transferable Shares, or the lapse of any Restrictions results in income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or, if the Company so determines, shares of unrestricted Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and if Employee fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reasons of such resulting compensation income. Employee agrees to notify the Company promptly of any tax election made by Employee with respect to the Shares.

      4.   Changes in Capital Structure.  If at any time:
           ----------------------------

           (a) after the Effective Date and prior to the date on which the Company issues or delivers to Employee certificates representing the Shares as set forth in paragraph 2(b), the Company shall :

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock which would have been issued to Employee as a dividend with respect to the Shares if certificates representing the Shares had been issued or delivered to Employee on the Effective Date, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, an amount of cash or such other property equal to the amount of cash or other property which would have been paid or delivered to Employee if certificates representing the Shares had been issued or delivered to Employee on the Effective Date shall be paid or delivered to Employee as compensation income contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, as if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities which Employee would have received in such transaction if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities which would have been issuable in respect of the Shares in such transaction if the Shares had been issued or delivered on the Effective Date shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares.

      (b)  after  the   issuance  or   delivery   of   certificates
representing the Shares the Company shall:

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock issued to Employee as a dividend with respect to the Shares, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, the amount of cash or other property constituting the amount of the dividend with respect to the Shares shall be paid or delivered to Employee contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation shall be issued or delivered to Employee, and shall be subject to the Restrictions to the same extent as the Shares.

      5.   Compliance With Securities Laws.
           -------------------------------

           (a) Employee represents and warrants to the Company that Employee is acquiring the Shares for his own account, for investment, and without a view to any sale or distribution thereof in violation of any federal or state securities laws. Employee understands that the grant of the Shares to Employee has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and, accordingly, that in addition to the other restrictions placed on the Shares by this Agreement, the Shares may not be offered, sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered in absence of either (a) an effective registration statement under the Securities Act of 1933, as amended, and applicable state securities laws or (b) an opinion of counsel satisfactory to the Company that such registration is not required.

           (b) Employee agrees that, if required by the Company, the certificates representing the Shares (whether the Shares are Restricted Shares or Transferable Shares) shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF EITHER (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (2) AN OPINION OF COUNSEL SATISFACTORY TO HOWELL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) Upon the execution of this Agreement and receipt of any certificates for the Shares pursuant to this Agreement, Employee (or Employee's legal representative upon Employee's death or disability) will enter into such additional written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

      6. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as he remains as an employee of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Company, with the advice of the employing corporation (if an Affiliate of the Company), and the Company's determination shall be final. For purposes of this Agreement, "Affiliates" shall mean any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

      7. Binding Effect. The terms and conditions hereof shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of Employee, including, without limitation, Employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of Employee. This Agreement shall be binding upon and inure to the benefit of any successors to the Company.

      8. Notice. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows (or to such other address as a party may specify by notice pursuant to this provision):

           (a)  To the Company:
                HOWELL CORPORATION
                Attention: Secretary
                1111 Fannin, Suite 1500
                Houston, Texas 77002

           (b)  To the Employee:
                John E. Brewster, Jr.
                HOWELL CORPORATION
                1111 Fannin, Suite 1500
                Houston, TX  77002

      9. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration in Houston, Texas by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this paragraph shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

      10. Entire Agreement and Amendments. This Agreement contains the entire agreement of the parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter hereof. This Agreement may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      11. Separability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

      12.  Governing     Law.     The     execution,      validity,
           -----------------
interpretation, and performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware except to the extent pre-empted by federal law.


      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by one of its officers thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                               HOWELL CORPORATION

                               By:  /s/ ROBERT T. MOFFETT
                                  ---------------------------------
                                    Corporate Secretary


                                    EMPLOYEE


                               Name:/s/ JOHN E. BREWSTER, JR.
                                    -------------------------------
                                    John E. Brewster, Jr.

                                                                 EXHIBIT 10.16.4

                               HOWELL CORPORATION
                           RESTRICTED STOCK AGREEMENT


      This Restricted Stock Agreement ("Agreement"), entered into on the 24th day of January 2002 (the "Effective Date"), which is the date on which the Grant described below was approved by the Stock Option Committee of the Board of Directors of HOWELL CORPORATION, is between HOWELL CORPORATION, a Delaware corporation (the "Company"), and Robert T. Moffett (the "Employee").

      WHEREAS, the Company and Employee agree as follows:

      1. Award of Common Stock. The Company hereby grants (the "Grant") to Employee Five Thousand (5,000) shares (the "Shares") of common stock, $1.00 par value, of the Company ("Common Stock") which shall be subject to the restrictions on transferability set forth in paragraph 2(d) herein (the "Restrictions") and to the other provisions of this Agreement. The Shares may be increased as set forth in paragraph 4 below (such increases to be included in the term "Shares"), and all such Shares shall be issued to the Employee in accordance with paragraph 2(b) below.

      2.   Restricted Period.
           -----------------

           (a) For a period of four (4) years commencing on the Effective Date (the "Restricted Period"), the Shares shall be subject to the Restrictions and any other restrictions as set forth herein. The Restrictions shall expire as to all of the Shares on January 24, 2006, the fourth anniversary of the Effective Date. The Shares which are subject to the Restrictions shall hereinafter be referred to as "Restricted Shares." The Shares which are no longer subject to the Restrictions as set forth in this paragraph (a) and in paragraphs (f) or (g) below shall hereinafter be referred to as "Transferable Shares."

           (b) Prior to the first to occur of (i) a Change of Control (as defined in paragraph (g) below), (ii) a date which is within ten (10) days of the Employee's death or disability (as provided in paragraph (f) below) or (iii) the last day of the Restricted Period, the Company shall issue or transfer to Employee (or cause to be issued or transferred to Employee), in the manner hereinafter provided, the Shares. The issuance or transfer may be out of authorized but unissued shares of Common Stock, or out of treasury shares of Common Stock, or from an Affiliate (as defined in paragraph 6) of the Company. Each certificate representing Restricted Shares shall be registered in Employee's name and shall be either deposited with the Secretary of the Company or its designee in an escrow account or held by the Secretary of the Company, at the election of the Company, together with stock powers or other instruments of transfer appropriately endorsed in blank by Employee (Employee hereby agreeing to execute such stock powers or other instruments of transfer as requested by the Company). Such certificate or certificates shall remain in such escrow account or with the Secretary of the Company until the earlier to occur of (i) the termination of the Restricted Period or (ii) the expiration of the Restrictions as set forth in paragraphs (f) or (g) below. Certificates representing the Restricted Shares shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE RESTRICTED STOCK AGREEMENT, DATED JANUARY 24, 2002 BETWEEN HOWELL CORPORATION ("COMPANY") AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE FORM OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE REGISTERED HOLDER OF SUCH CERTIFICATE UPON WRITTEN REQUEST.

The Company may place appropriate stop transfer instructions with respect to the Restricted Shares with the transfer agent for the Common Stock. Upon Restricted Shares becoming Transferable Shares, the Company shall deliver, in exchange for the legended certificates, a certificate or certificates for such Shares to the Employee free of the legend set forth above.

           (c) Subject to the terms of this Agreement, upon the Company's issuance or delivery of certificates representing the Shares pursuant to paragraph (b) above, the Employee shall, during the Restricted Period, have all of the rights of a stockholder with respect to the Shares including, but not limited to, the right to receive dividends, if any, as may be declared on such Restricted Shares from time to time, and the right to vote (in person or by proxy) such Restricted Shares at any meeting of shareholders of the Company.

           (d) The Restricted Shares, the right to receive certificates representing the Restricted Shares and the right to vote the Restricted Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered and no such purported sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of Employee or any agent of Employee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company or any agent or any custodian holding certificates for the Restricted Shares during the Restricted Period, unless the Restrictions have then expired pursuant to the provisions of paragraphs (f) or
(g) below. This provision shall not prohibit Employee from granting revocable proxies in customary form to vote the Shares.

           (e) If the status of employment (hereinafter referred to as "employment") of Employee with the Company or its Affiliates (as defined in
Section 6 herein) shall terminate, prior to the expiration of the Restricted Period as set forth in paragraphs (a), (f) or (g) of this Section then, in that event, the right to have the Restricted Shares delivered pursuant to paragraph
(b) above and any Restricted Shares outstanding shall, upon such termination of employment, be forfeited by Employee to the Company, without the payment of any consideration or further consideration by the Company, and neither Employee nor any successors, heirs, assigns, or legal representatives of Employee shall thereafter have any further rights or interest in the Restricted Shares or certificates therefor, and Employee's name shall thereupon be deleted from the list of the Company's stockholders with respect to the Restricted Shares.

           (f) If the employment of Employee with the Company or its Affiliates shall terminate by reason of death or disability, any Restrictions on the Restricted Shares shall be deemed to have expired as to the Restricted Shares as of the date of any such occurrence, and the Restricted Shares shall thereafter be Transferable Shares. For purposes of this Agreement, "disability" means the inability of Employee to perform the essential requirements of his or her job with or without reasonable accommodation.

           (g) Upon the occurrence of a Change of Control (as defined herein), any Restrictions on the Restricted Shares set forth in this Agreement shall be deemed to have expired, and the Restricted Shares shall thereafter be Transferable Shares. A "Change of Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to Item 1 of Form 8-K (or any successor item of Form 8-K or any similar item of any other report required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("1934 Act")); (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

           (h) If the employment of Employee with the Company shall terminate prior to the expiration of the Restricted Period, and there exists a dispute between Employee and the Company as to the satisfaction of the conditions to the release of the Shares from the Restrictions hereunder or the terms and conditions of the Grant, the Shares shall remain subject to the Restrictions until the resolution of such dispute, regardless of any intervening expiration of the Restricted Period, except that any dividends that may be payable to the holders of record of Common Stock as of a date during the period from termination of Employee's employment to the resolution of such dispute shall:

                (1) to the extent to which such dividends would have been payable to Employee on the Shares, be held by the Company as part of its general funds, and shall be paid to or for the account of Employee only upon, and in the event of, a resolution of such dispute in a manner favorable to Employee, and

                (2) be canceled upon, and in the event of, a resolution of such dispute in a manner unfavorable to Employee.

      3. Taxes. To the extent that the receipt of the Restricted Shares, Transferable Shares, or the lapse of any Restrictions results in income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or, if the Company so determines, shares of unrestricted Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and if Employee fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reasons of such resulting compensation income. Employee agrees to notify the Company promptly of any tax election made by Employee with respect to the Shares.

      4.   Changes in Capital Structure.  If at any time:
           ----------------------------

           (a) after the Effective Date and prior to the date on which the Company issues or delivers to Employee certificates representing the Shares as set forth in paragraph 2(b), the Company shall :

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock which would have been issued to Employee as a dividend with respect to the Shares if certificates representing the Shares had been issued or delivered to Employee on the Effective Date, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, an amount of cash or such other property equal to the amount of cash or other property which would have been paid or delivered to Employee if certificates representing the Shares had been issued or delivered to Employee on the Effective Date shall be paid or delivered to Employee as compensation income contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, as if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities which Employee would have received in such transaction if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities which would have been issuable in respect of the Shares in such transaction if the Shares had been issued or delivered on the Effective Date shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares.

      (b)  after  the   issuance  or   delivery   of   certificates
representing the Shares the Company shall:

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock issued to Employee as a dividend with respect to the Shares, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, the amount of cash or other property constituting the amount of the dividend with respect to the Shares shall be paid or delivered to Employee contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation shall be issued or delivered to Employee, and shall be subject to the Restrictions to the same extent as the Shares.

      5.   Compliance With Securities Laws.
           -------------------------------

           (a) Employee represents and warrants to the Company that Employee is acquiring the Shares for his own account, for investment, and without a view to any sale or distribution thereof in violation of any federal or state securities laws. Employee understands that the grant of the Shares to Employee has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and, accordingly, that in addition to the other restrictions placed on the Shares by this Agreement, the Shares may not be offered, sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered in absence of either (a) an effective registration statement under the Securities Act of 1933, as amended, and applicable state securities laws or (b) an opinion of counsel satisfactory to the Company that such registration is not required.

           (b) Employee agrees that, if required by the Company, the certificates representing the Shares (whether the Shares are Restricted Shares or Transferable Shares) shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF EITHER (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (2) AN OPINION OF COUNSEL SATISFACTORY TO HOWELL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) Upon the execution of this Agreement and receipt of any certificates for the Shares pursuant to this Agreement, Employee (or Employee's legal representative upon Employee's death or disability) will enter into such additional written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

      6. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as he remains as an employee of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Company, with the advice of the employing corporation (if an Affiliate of the Company), and the Company's determination shall be final. For purposes of this Agreement, "Affiliates" shall mean any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

      7. Binding Effect. The terms and conditions hereof shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of Employee, including, without limitation, Employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of Employee. This Agreement shall be binding upon and inure to the benefit of any successors to the Company.

      8. Notice. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows (or to such other address as a party may specify by notice pursuant to this provision):

           (a)  To the Company:
                HOWELL CORPORATION
                Attention: Secretary
                1111 Fannin, Suite 1500
                Houston, Texas 77002

           (b)  To the Employee:
                Robert T. Moffett
                HOWELL CORPORATION
                1111 Fannin, Suite 1500
                Houston, TX  77002

      9. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration in Houston, Texas by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this paragraph shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

      10. Entire Agreement and Amendments. This Agreement contains the entire agreement of the parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter hereof. This Agreement may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      11. Separability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

      12.  Governing     Law.     The     execution,      validity,
           -----------------
interpretation, and performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware except to the extent pre-empted by federal law.


      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by one of its officers thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                               HOWELL CORPORATION

                               By:  /s/ RICHARD K. HEBERT
                                  ---------------------------------
                                    President


                                    EMPLOYEE


                               Name:/s/ ROBERT T. MOFFETT
                                    ------------------------------------
                                    Robert T. Moffett

                                                                 EXHIBIT 10.16.5
                               HOWELL CORPORATION
                           RESTRICTED STOCK AGREEMENT


      This Restricted Stock Agreement ("Agreement"), entered into on the 24th day of January 2002 (the "Effective Date"), which is the date on which the Grant described below was approved by the Stock Option Committee of the Board of Directors of HOWELL CORPORATION, is between HOWELL CORPORATION, a Delaware corporation (the "Company"), and Allyn R. Skelton, II (the "Employee").

      WHEREAS, the Company and Employee agree as follows:

      1. Award of Common Stock. The Company hereby grants (the "Grant") to Employee Five Thousand (5,000) shares (the "Shares") of common stock, $1.00 par value, of the Company ("Common Stock") which shall be subject to the restrictions on transferability set forth in paragraph 2(d) herein (the "Restrictions") and to the other provisions of this Agreement. The Shares may be increased as set forth in paragraph 4 below (such increases to be included in the term "Shares"), and all such Shares shall be issued to the Employee in accordance with paragraph 2(b) below.

      2.   Restricted Period.
           -----------------

           (a) For a period of four (4) years commencing on the Effective Date (the "Restricted Period"), the Shares shall be subject to the Restrictions and any other restrictions as set forth herein. The Restrictions shall expire as to all of the Shares on January 24, 2006, the fourth anniversary of the Effective Date. The Shares which are subject to the Restrictions shall hereinafter be referred to as "Restricted Shares." The Shares which are no longer subject to the Restrictions as set forth in this paragraph (a) and in paragraphs (f) or (g) below shall hereinafter be referred to as "Transferable Shares."

           (b) Prior to the first to occur of (i) a Change of Control (as defined in paragraph (g) below), (ii) a date which is within ten (10) days of the Employee's death or disability (as provided in paragraph (f) below) or (iii) the last day of the Restricted Period, the Company shall issue or transfer to Employee (or cause to be issued or transferred to Employee), in the manner hereinafter provided, the Shares. The issuance or transfer may be out of authorized but unissued shares of Common Stock, or out of treasury shares of Common Stock, or from an Affiliate (as defined in paragraph 6) of the Company. Each certificate representing Restricted Shares shall be registered in Employee's name and shall be either deposited with the Secretary of the Company or its designee in an escrow account or held by the Secretary of the Company, at the election of the Company, together with stock powers or other instruments of transfer appropriately endorsed in blank by Employee (Employee hereby agreeing to execute such stock powers or other instruments of transfer as requested by the Company). Such certificate or certificates shall remain in such escrow account or with the Secretary of the Company until the earlier to occur of (i) the termination of the Restricted Period or (ii) the expiration of the Restrictions as set forth in paragraphs (f) or (g) below. Certificates representing the Restricted Shares shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE RESTRICTED STOCK AGREEMENT, DATED JANUARY 24, 2002 BETWEEN HOWELL CORPORATION ("COMPANY") AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE FORM OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE REGISTERED HOLDER OF SUCH CERTIFICATE UPON WRITTEN REQUEST.

The Company may place appropriate stop transfer instructions with respect to the Restricted Shares with the transfer agent for the Common Stock. Upon Restricted Shares becoming Transferable Shares, the Company shall deliver, in exchange for the legended certificates, a certificate or certificates for such Shares to the Employee free of the legend set forth above.

           (c) Subject to the terms of this Agreement, upon the Company's issuance or delivery of certificates representing the Shares pursuant to paragraph (b) above, the Employee shall, during the Restricted Period, have all of the rights of a stockholder with respect to the Shares including, but not limited to, the right to receive dividends, if any, as may be declared on such Restricted Shares from time to time, and the right to vote (in person or by proxy) such Restricted Shares at any meeting of shareholders of the Company.

           (d) The Restricted Shares, the right to receive certificates representing the Restricted Shares and the right to vote the Restricted Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered and no such purported sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of Employee or any agent of Employee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company or any agent or any custodian holding certificates for the Restricted Shares during the Restricted Period, unless the Restrictions have then expired pursuant to the provisions of paragraphs (f) or
(g) below. This provision shall not prohibit Employee from granting revocable proxies in customary form to vote the Shares.

           (e) If the status of employment (hereinafter referred to as "employment") of Employee with the Company or its Affiliates (as defined in
Section 6 herein) shall terminate, prior to the expiration of the Restricted Period as set forth in paragraphs (a), (f) or (g) of this Section then, in that event, the right to have the Restricted Shares delivered pursuant to paragraph
(b) above and any Restricted Shares outstanding shall, upon such termination of employment, be forfeited by Employee to the Company, without the payment of any consideration or further consideration by the Company, and neither Employee nor any successors, heirs, assigns, or legal representatives of Employee shall thereafter have any further rights or interest in the Restricted Shares or certificates therefor, and Employee's name shall thereupon be deleted from the list of the Company's stockholders with respect to the Restricted Shares.

           (f) If the employment of Employee with the Company or its Affiliates shall terminate by reason of death or disability, any Restrictions on the Restricted Shares shall be deemed to have expired as to the Restricted Shares as of the date of any such occurrence, and the Restricted Shares shall thereafter be Transferable Shares. For purposes of this Agreement, "disability" means the inability of Employee to perform the essential requirements of his or her job with or without reasonable accommodation.

           (g) Upon the occurrence of a Change of Control (as defined herein), any Restrictions on the Restricted Shares set forth in this Agreement shall be deemed to have expired, and the Restricted Shares shall thereafter be Transferable Shares. A "Change of Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to Item 1 of Form 8-K (or any successor item of Form 8-K or any similar item of any other report required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("1934 Act")); (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

           (h) If the employment of Employee with the Company shall terminate prior to the expiration of the Restricted Period, and there exists a dispute between Employee and the Company as to the satisfaction of the conditions to the release of the Shares from the Restrictions hereunder or the terms and conditions of the Grant, the Shares shall remain subject to the Restrictions until the resolution of such dispute, regardless of any intervening expiration of the Restricted Period, except that any dividends that may be payable to the holders of record of Common Stock as of a date during the period from termination of Employee's employment to the resolution of such dispute shall:

                (1) to the extent to which such dividends would have been payable to Employee on the Shares, be held by the Company as part of its general funds, and shall be paid to or for the account of Employee only upon, and in the event of, a resolution of such dispute in a manner favorable to Employee, and

                (2) be canceled upon, and in the event of, a resolution of such dispute in a manner unfavorable to Employee.

      3. Taxes. To the extent that the receipt of the Restricted Shares, Transferable Shares, or the lapse of any Restrictions results in income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or, if the Company so determines, shares of unrestricted Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and if Employee fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reasons of such resulting compensation income. Employee agrees to notify the Company promptly of any tax election made by Employee with respect to the Shares.

      4.   Changes in Capital Structure.  If at any time:
           ----------------------------

           (a) after the Effective Date and prior to the date on which the Company issues or delivers to Employee certificates representing the Shares as set forth in paragraph 2(b), the Company shall :

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock which would have been issued to Employee as a dividend with respect to the Shares if certificates representing the Shares had been issued or delivered to Employee on the Effective Date, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, an amount of cash or such other property equal to the amount of cash or other property which would have been paid or delivered to Employee if certificates representing the Shares had been issued or delivered to Employee on the Effective Date shall be paid or delivered to Employee as compensation income contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, as if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then and in each such case the Shares shall thereafter represent the number and kind of shares of capital stock or other securities which Employee would have received in such transaction if certificates representing the Shares had been issued or delivered on the Effective Date, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities which would have been issuable in respect of the Shares in such transaction if the Shares had been issued or delivered on the Effective Date shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares.

      (b)  after  the   issuance  or   delivery   of   certificates
representing the Shares the Company shall:

                (1) declare a dividend or other distribution in respect of the Common Stock payable in shares of capital stock, cash or other property, then and in each such case (A) with respect to a dividend payable in shares of capital stock, the number of Shares shall be increased by the number of shares of capital stock issued to Employee as a dividend with respect to the Shares, and such additional shares of capital stock shall be issued or delivered to Employee contemporaneously with the issuance or delivery to Employee of the Shares, and shall be subject to the Restrictions to the same extent as the Shares, and (B) with respect to a dividend payable in cash or property other than shares of capital stock, the amount of cash or other property constituting the amount of the dividend with respect to the Shares shall be paid or delivered to Employee contemporaneously with the payment or delivery of the dividend to the Company's stockholders;

                (2) split, combine or reclassify the Common Stock into a different number or kind of shares of capital stock or other securities, or if the Company shall complete a recapitalization in which the Common Stock shall be changed or exchanged into a different number or kind of shares of capital stock or other securities, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been split, combined, reclassified or changed or exchanged in such transaction, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock shall have been split, combined, reclassified or changed or exchanged in such transaction shall be issued or delivered to Employee in lieu of the Shares, and shall be subject to the Restrictions to the same extent as the Shares; or

                (3) be merged or consolidated with or into another person, then the Shares shall thereafter represent the number and kind of shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation, and at such time as the Shares would otherwise be issuable or deliverable under this Agreement, certificates representing the shares of capital stock or other securities into which the Common Stock has been converted in the merger or consolidation shall be issued or delivered to Employee, and shall be subject to the Restrictions to the same extent as the Shares.

      5.   Compliance With Securities Laws.
           -------------------------------

           (a) Employee represents and warrants to the Company that Employee is acquiring the Shares for his own account, for investment, and without a view to any sale or distribution thereof in violation of any federal or state securities laws. Employee understands that the grant of the Shares to Employee has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and, accordingly, that in addition to the other restrictions placed on the Shares by this Agreement, the Shares may not be offered, sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered in absence of either (a) an effective registration statement under the Securities Act of 1933, as amended, and applicable state securities laws or (b) an opinion of counsel satisfactory to the Company that such registration is not required.

           (b) Employee agrees that, if required by the Company, the certificates representing the Shares (whether the Shares are Restricted Shares or Transferable Shares) shall bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, EXCHANGED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF EITHER (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (2) AN OPINION OF COUNSEL SATISFACTORY TO HOWELL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) Upon the execution of this Agreement and receipt of any certificates for the Shares pursuant to this Agreement, Employee (or Employee's legal representative upon Employee's death or disability) will enter into such additional written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

      6. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as he remains as an employee of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Company, with the advice of the employing corporation (if an Affiliate of the Company), and the Company's determination shall be final. For purposes of this Agreement, "Affiliates" shall mean any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

      7. Binding Effect. The terms and conditions hereof shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of Employee, including, without limitation, Employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of Employee. This Agreement shall be binding upon and inure to the benefit of any successors to the Company.

      8. Notice. All notices, requests, demands and other communications given under or by reason of this Agreement shall be in writing and shall be deemed given when delivered in person or when mailed, by certified mail (return receipt requested), postage prepaid, addressed as follows (or to such other address as a party may specify by notice pursuant to this provision):

           (a)  To the Company:
                HOWELL CORPORATION
                Attention: Secretary
                1111 Fannin, Suite 1500
                Houston, Texas 77002

           (b)  To the Employee:
                Allyn R. Skelton, II
                HOWELL CORPORATION
                1111 Fannin, Suite 1500
                Houston, TX  77002

      9. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration in Houston, Texas by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this paragraph shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

      10. Entire Agreement and Amendments. This Agreement contains the entire agreement of the parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter hereof. This Agreement may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      11. Separability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

      12.  Governing     Law.     The     execution,      validity,
           -----------------
interpretation, and performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware except to the extent pre-empted by federal law.


      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by one of its officers thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                               HOWELL CORPORATION

                               By:  /s/ ROBERT T. MOFFETT
                                  ---------------------------------
                                    Corporate Secretary


                                    EMPLOYEE


                               Name:/s/ ALLYN R. SKELTON, II
                                    ------------------------------------
                                    Allyn R. Skelton, II